SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                October 14, 2005

                           AMERICANA PUBLISHING, INC.
               (Exact Name of Registrant as Specified in Charter)


            COLORADO                  000-25783                84-1453703
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


    303 SAN MATEO NE, SUITE 104A, ALBUQUERQUE, NEW MEXICO         87108
            (Address of principal executive offices)            (Zip code)

     Registrant's telephone number, including area code:      (505) 265-6121

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     Effective October 14, 2005, Mr. Jerome Ruther has amicably and formally resigned his position as a member of the Board of Directors of Americana Publishing, Inc.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 20, 2005                   AMERICANA PUBLISHING INC.


                                            By:    /s/ George Lovato
                                                   -----------------------------
                                            Name:  George Lovato
                                            Title: Chief Executive Officer

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